                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 11, 2002 (July 9, 2002)
                                                  ----------------------------



                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                         0-13507                34-1395608
------------------------------      ------------------      --------------------
 (State or other jurisdiction        (Commission File           (IRS Employer
       of incorporation)                  Number)            Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)











                         Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              See the Press Release issued by the Company on July 9, 2002 included with this filing as Exhibit 99(a). See the Written Agreement dated July 5, 2002 among the Company, The State Bank and Trust Company, the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions included with this filing as Exhibit 99(b).

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                 DESCRIPTION
                    --------------                 -----------

                      99(a)             Press Release issued July 9, 2002

                      99(b) See Written Agreement dated July 5, 2002 among the Company, The State Bank and Trust Company, the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions included with this filing as Exhibit 99(b).



ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.



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ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RURBAN FINANCIAL CORP.



Date:  July 10, 2002               By: /s/ Richard C. Warrener
                                      ------------------------------------------
                                        Richard C. Warrener, Executive Vice
                                        President and Chief Financial Officer





                                       3
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                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NUMBER                       DESCRIPTION                       PAGE NO.
--------------                       -----------                       --------
     99(a)          Press Release Issued July 9, 2002                     *

     99(b)          See Written Agreement dated July 5, 2002              *
                    among the Company, The State Bank and
                    Trust Company, the Federal Reserve Bank
                    of Cleveland and the Ohio Division of
                    Financial Institutions included with this filing as Exhibit 99(b).


  -------
  *Filed herewith



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